Income Taxes	12 Months Ended
Mar. 31, 2025
Income Taxes [Abstract]
Income taxes
17.	Income taxes

Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries incorporated in the Cayman Islands are not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Company’s subsidiaries incorporated in Hong Kong are subject to a two-tiered profits tax rate of 8.25% and 16.5% on its taxable income generated from operations in Hong Kong. Additionally, payments of dividends by the subsidiaries incorporated in Hong Kong to the Company are not subject to income tax.

China

On July 25, 2018, Boqii (Shanghai) Information Technology Co., Ltd. (“Shanghai Boqii”) was entitled to be “Software Enterprises”. According to the Enterprise Income Tax (“EIT”) Law and relevant regulations in the PRC, from the year of 2018, Shanghai Boqii could enjoy a tax holiday of 2-year EIT exemption and subsequently 3-year 12.5% preferential tax rate and the certificate expired until October 2023.

In addition, Shanghai Boqii was also qualified as a “High and New Technology Enterprise (“HNTE”) on October 28, 2019, and is eligible to enjoy a preferential tax rate of 15% from 2019 to 2022 to the extent it has taxable income under the EIT Law, as long as it maintains the HNTE qualification and duly conducts relevant EIT filing procedures with the relevant tax authority. Shanghai Boqii can re-apply for the HNTE certificate when the prior certificate expires. Whilst Shanghai Boqii was entitled to the tax preferential treatments under both “HNTE” and “Software Enterprises”, Shanghai Boqii chose to apply the preferential tax rate of “Software Enterprises”. For the years ended March 31, 2023, 2024 and 2025, Shanghai Boqii was subject to EIT rate at 12.5%, 25% and 25%, respectively.

The Company’s other subsidiaries, VIEs and VIEs’ subsidiaries established in the PRC are subject to the PRC general income tax rate of 25%.

Reconciliations of the differences between the income tax expenses of the Company and the PRC statutory EIT rate applicable to losses of the consolidated entities are as follows:

	Year ended March 31, 2023	Year ended March 31, 2024	Year ended March 31, 2025
	RMB	RMB	RMB

Loss before income taxes	(106,805)	(69,875)	(59,375)
Income tax computed at respective applicable tax rates	(26,701)	(17,469)	(14,844)
Effect of different tax jurisdiction	12,323	6,976	1,590
Super deduction for research and development expenses (a)	(456)	(547)	(363)
Non-deductible expenses	728	115	112
Change in valuation allowance	15,017	11,852	14,306
Total	911	927	801

(a)	According to the relevant laws and regulations promulgated by the State Administration of Tax of the PRC, from 2013 onwards, enterprises engaging in research and development activities are entitled to claim 200% of their qualified research and development expenses so incurred as tax deductible expenses. The additional deduction of 100% of qualified research and development expenses (the “Super Deduction”) can be directly claimed in the annual EIT filing. For the years end March 31, 2023, 2024 and 2025, the Super Deduction for research and development expenses available to the Company amounted to RMB0.5 million, RMB0.5 million and RMB 0.4 million, respectively.

The provisions for income taxes for the years ended March 31, 2023, 2024 and 2025 differ from the amounts computed by applying the EIT primarily due to change in valuation allowance provided and tax differential from certain subsidiaries with preferential tax rates of the Company.

The following table sets forth the effect of tax holiday effect on China operations:

	Year ended March 31, 2023	Year ended March 31, 2024	Year ended March 31, 2025
	RMB	RMB	RMB

Tax holiday effect	1,235	1,882	2,649
Basic and diluted net loss per share effect	3.2	3.2	1.6

Reconciliations between the effective income tax rate and the PRC statutory income tax rates are as follows:

	Year ended March 31, 2023	Year ended March 31, 2024	Year ended March 31, 2025
	RMB	RMB	RMB

PRC statutory income tax rates	25%	25%	25%
Tax holiday effect	(1)%	(3)%	(4)%
Difference in tax rates of subsidiaries outside PRC	(10)%	(5)%	(4)%
Super deduction for research and development expenses	0%	1%	1%
Non-deductible expenses	1%	0%	0%
Change in valuation allowance	(14)%	(17)%	(16)%
Effective income tax rate	1%	1%	1%

Composition of income tax expenses

The current and deferred portions of income tax expenses included in the consolidated statements of operations and comprehensive loss are as follows:

	Year ended March 31, 2023	Year ended March 31, 2024	Year ended March 31, 2025
	RMB	RMB	RMB

Current income tax expense/(benefit)	78	(20)	-
Deferred tax benefit	(989)	(907)	(801)
Income tax credit, net	(911)	(927)	(801)

Deferred tax assets and deferred tax liabilities

Deferred taxes were measured using the enacted tax rates for the periods in which they are expected to be reversed. The tax effects of temporary differences that give rise to the deferred tax asset and liabilities balances as of March 31, 2024 and 2025 are as follows:

	As of March 31,	As of March 31,
	2024	2025
	RMB	RMB

Deferred tax assets:
Net accumulated loss-carry forward	150,667	153,111
Deferred deductible advertising expense	-	83
Allowance	861	1,087
Contract liabilities	60	7
Accruals	889	261
Fair Value Change	2,778	-
Total	155,255	154,549

Less: Valuation allowance	(155,255)	(154,549)
Net deferred tax asset	-	-

Deferred tax liabilities:
Recognition of intangible assets arising from asset acquisition and business combination	(3,234)	(2,433)
Net deferred tax liabilities	(3,234)	(2,433)

As of March 31, 2024 and 2025, the PRC entities of the Company had tax loss carryforwards of approximately RMB 603 million and RMB 612 million respectively, which can be carried forward to offset taxable income. The carryforwards period for net operating losses under the EIT Law is five years. The net operating loss carry forward of the Company will expire in varying amounts between 2025 and 2029. Other than the expiration, there are no other limitations or restrictions upon the Company’s ability to use these operating loss carryforwards.

Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. If events occur in the future that allow the Company to realize part or all of its deferred income tax, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur. As of March 31, 2024 and 2025, valuation allowances of RMB155.3 million and RMB 154.5 million were provided because it was more likely than not that the Company will not be able to utilize these tax losses carry forwards and other deferred tax assets generated by its subsidiaries and VIEs.

Movement of valuation allowance is as follows:

	Year ended March 31, 2023	Year ended March 31, 2024	Year ended March 31, 2025
	RMB	RMB	RMB

Beginning balance	177,247	166,669	155,255
Change of valuation allowance	15,017	11,852	14,306
Written-off for expiration of net operating losses	(22,995)	(23,266)	(15,012)
Decrease of valuation allowances related to the disposal of a subsidiary	(2,600)	-	-
Ending balance	166,669	155,255	154,549